SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2001


                                  MESTEK, INC.
               (Exact name of registrant as specified in charter)



        Pennsylvania                   1-448                     25-0661650
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)




         260 North Elm Street
       Westfield, Massachusetts                                01085
    (Address of principal executive                          (Zip Code)
               offices)



       Registrant's telephone number including area code (413) 568-9571






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ITEM 5.  OTHER EVENTS.

         On July 9, 2001, Mestek, Inc. ("Mestek") issued a press release regarding the completion of the acquisition of SNS Properties, Inc., an Ohio corporation, by Mestek's wholly-owned subsidiary, Formtek, Inc. Mestek hereby incorporates by reference the information set forth in the above joint press release dated July 9, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

Exhibit
Number            Description
-------           -----------
99.1              Press Release dated July 9, 2001

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MESTEK, INC.



Date:  July 9, 2001              By:   /s/      Stephen M. Shea
                                    ---------------------------
                                                Stephen M. Shea
                                    Senior Vice President - Finance
                                    (Principal Financial and Accounting Officer)

EXHIBIT 99.1


NEWS RELEASE

                                             COMPANY CONTACT:
                                             John E. Reed, Chairman of the Board
                                             (413) 568-9571


                       Mestek, Inc. Completes Acquisition
                             Of SNS Properties, Inc.


Westfield, Massachusetts (July 9, 2001) - MESTEK, Inc., (NYSE "MCC") today announced the completion of the acquisition of SNS Properties, Inc., an Ohio corporation ("SNS"), by Mestek's wholly-owned subsidiary, Formtek, Inc. SNS, through its Yoder, Krasny Kaplan and Mentor AGVS businesses, manufactures sophisticated metal forming equipment, tube mills, pipe mills, custom engineered material handling equipment, and automated guided vehicle systems for the global market.

Formtek, Inc. is a leading designer and manufacturer of high-speed machinery and systems that process sheet metal into precision parts. In addition to the recently acquired Yoder, Krasny Kaplan and Mentor AGVS businesses, the Formtek group includes Cooper-Weymouth, Peterson; CoilMate/Dickerman; Rowe Machinery; Dahlstrom Industries; Hill Engineering; The Lockformer Company and Iowa Precision Industries.

MESTEK, Inc. is a diversified manufacturer of heating, ventilating and air conditioning equipment, metal hose and hose products, aluminum extrusions, sheet metal processing machinery and business software systems.

Note regarding Private Securities Litigation Reform Act: Statements made in this press release which are not historical facts, including projections, statements of plans, objectives, expectations, or future economic performance, are forward-looking statements that involve risks and uncertainties and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Mestek's future performance could differ significantly from that set forth herein, and from the expectations of management. Important factors that could cause the Mestek's financial performance to differ materially from past results and from those expressed in any forward-looking statements include, without limitation, risks associated with integration following the acquisition, variability in quarterly operating results, customer concentration, product acceptance, long sales cycle, long and varying delivery cycles, volatility of capital equipment purchasing, dependence on business partners, emerging technological standards, and risks associated with acquisitions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.